Exhibit 99.27

MBNA MASTER CREDIT CARD TRUST II

SERIES 1997-I

KEY PERFORMANCE FACTORS
March 31, 1999



        Expected B Maturity                                        8/16/04


        Blended Coupon                                              6.3804%



        Excess Protection Level
          3 Month Average 6.23%
          March, 1999 6.78%
          February, 1999  6.11%
          January, 1999 5.81%


        Cash Yield19.18%


        Investor Charge Offs 5.12%


        Base Rate 7.28%


        Over 35 Day Delinquency 4.94%


        Seller's Interest 6.34%


        Total Payment Rate14.77%


        Total Principal Balance$40,628,355,078.94


        Investor Participation Amount$750,000,000.00


        Seller Participation Amount$2,576,435,560.45